Number

                                    BRF

                             [GRAPHIC OMITTED]

                                COMMON STOCK

                               PAR VALUE $.01

                        INCORPORATED UNDER THE LAWS
                       OF THE STATE OF MASSACHUSETTS

                             [GRAPHIC OMITTED]

                                   Shares

                              THIS CERTIFICATE
                             IS TRANSFERABLE IN
                              BOSTON, MA OR IN
                                NEW YORK, NY

                         CUSIP [                   ]
                    SEE REVERSE FOR CERTAIN DEFINITIONS

                The BlackRock Florida Insured Municipal 2008 Term Trust Inc.

THIS CERTIFIES THAT

IS THE OWNER OF

FULL PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

The BlackRock Florida Insured Municipal 2008 Term Trust Inc., transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Declaration of Trust and By-Laws of the [Trust], each as from time to time amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      Witness the facsimile seal of the [Corporation] and the facsimile signatures of its duly authorized officers.

               [THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM
         TRUST INC.
                                 CORPORATE
                                 SEAL
                                 [     ]
                                 MASSACHUSETTS]

DATED

/s/ Barbara Novick                  /s/ [ILLEGIBLE]

SECRETARY                           PRESIDENT

                                    COUNTERSIGNED AND REGISTERED
                                    STATE STREET BANK [ILLEGIBLE]
                                    TRUST COMPANY
                                    [ILLEGIBLE]

                                  TRANSFER AGENT
                                  AND REGISTRAR

                                      BY

                                  AUTHORIZED SIGNATURE


 THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST INC.

      The Trust will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Trust and the qualifications, limitations, or restrictions of such preferences and/or rights The Trust will also furnish without charge to each stockholder who so requests a description of the authority of the Trust's board of Trustees to set the relative rights and preferences of unissued series of the Trust as capital stock. Such requests may be made to the Trust or the transfer agent.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT --               Custodian
 (Cust)                   (Minor)
under Uniform Gifts to Minors Act

 --------------------------
   (State)

     Additional abbreviations may also be used though not in the above list

      For value received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
POSTAL ZIP CODE OF ASSIGNEE

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Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said Stock on the books of the within-named Trust with full power of substitution in the premises.


Dated: ___________________


                                     ----------------------------------------
                                     Signature

                                          NOTICE: THE SIGNATURE TO THIS
                                      ASSIGNMENT MUST CORRESPOND WITH THE
                                      NAME AS WRITTEN UPON THE FACE OF THE
                                      CERTIFICATE WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATSOEVER.